[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                            APRIL 30, 2002

                     MFS(R) TAX MANAGED
                     EQUITY FUND


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
       NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) TAX MANAGED EQUITY FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President Massachusetts Financial           Hemenway & Barnes (attorneys), Partner
Services Company, Chairman and Chief Executive
Officer                                                  WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1)  Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
     (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Matthew W. Krummell+                                     business day from 9 a.m. to 5 p.m. Eastern time.
Deborah H. Miller+                                       (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch- tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).


+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The fund commenced investment operations on December 28, 2001, and is intended to be a large-cap core portfolio. The goal of the fund is to seek capital appreciation while trying to lessen the impact of federal taxes. The portfolio management team strives to deliver after-tax returns that outperform the fund's benchmark, the Standard and Poor's 500 Stock Index, by an average of about 1% annually over the long term. (The Standard and Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad stock market.)

The fund's strategy uses a proprietary MFS model to combine stock analysis from two sources: fundamental research by MFS analysts and MFS quantitative research. Our quantitative analysis looks at two main sets of information: stock valuations based on factors such as price-to-sales and price-to-earnings ratios; and momentum factors such as company earnings momentum. The fund's model also analyzes the tax consequences of any sale, attempting to minimize potential tax bills for shareholders.

As a large-cap core portfolio, the fund strives to be style neutral (value versus growth) and sector neutral relative to its benchmark. Accordingly, our intent is to maintain the fund's sector weightings within about 2% of its benchmark's sector weightings. That may vary from time to time, however, if some stocks perform well and we hold them in the fund to postpone the tax consequences of selling them at a gain.

    Respectfully,

/s/ Matthew W. Krummell                               /s/ Deborah H. Miller

    Matthew W. Krummell                                   Deborah H. Miller
    Portfolio Manager                                     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries when investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - April 30, 2002

Stocks - 99.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 96.9%
  Aerospace - 1.5%
    Boeing Co.                                                                 153             $  6,824
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.5%
    Nike, Inc., "B"                                                             38             $  2,027
-------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Harley-Davidson, Inc.                                                       44             $  2,332
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.3%
    Bank America Corp.                                                         153             $ 11,089
    Bank One Corp.                                                             182                7,438
    National City Corp.                                                        199                6,209
    PNC Financial Services Group Co.                                           103                5,681
    Washington Mutual, Inc.                                                     59                2,226
                                                                                               --------
                                                                                               $ 32,643
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Guidant Corp.*                                                             109             $  4,098
-------------------------------------------------------------------------------------------------------
  Business Machines - 2.7%
    International Business Machines Corp.                                      121             $ 10,135
    Sun Microsystems, Inc.*                                                    230                1,881
                                                                                               --------
                                                                                               $ 12,016
-------------------------------------------------------------------------------------------------------
  Business Services - 2.5%
    Automatic Data Processing, Inc.                                             75             $  3,813
    DST Systems, Inc.*                                                          75                3,707
    First Data Corp.                                                            45                3,577
                                                                                               --------
                                                                                               $ 11,097
-------------------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    Air Products & Chemicals, Inc.                                              91             $  4,372
    Ashland Inc.                                                                84                3,430
                                                                                               --------
                                                                                               $  7,802
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.9%
    Dell Computer Corp.*                                                       300             $  7,902
    Lexmark International, Inc.*                                                89                5,320
                                                                                               --------
                                                                                               $ 13,222
-------------------------------------------------------------------------------------------------------
  Computer Software - 1.3%
    Oracle Corp.*                                                              572             $  5,743
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.9%
    Intuit, Inc.*                                                              105             $  4,114
    Microsoft Corp.*                                                            85                4,442
                                                                                               --------
                                                                                               $  8,556
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    Cadence Design Systems, Inc.*                                              223             $  4,567
-------------------------------------------------------------------------------------------------------
  Conglomerates - 4.0%
    General Electric Co.                                                       474             $ 14,955
    Tyco International Ltd.                                                    169                3,118
                                                                                               --------
                                                                                               $ 18,073
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 5.0%
    Gillette Co.                                                               196             $  6,954
    Philip Morris Cos., Inc.                                                   112                6,096
    Procter & Gamble Co.                                                       104                9,387
                                                                                               --------
                                                                                               $ 22,437
-------------------------------------------------------------------------------------------------------
  Electronics - 4.0%
    Fairchild Semiconductor International Co.*                                 144             $  3,879
    Intel Corp.                                                                293                8,383
    Johnson Controls, Inc.                                                      65                5,606
                                                                                               --------
                                                                                               $ 17,868
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.1%
    AOL Time Warner, Inc.*                                                     137             $  2,606
    Carnival Corp.                                                             205                6,828
                                                                                               --------
                                                                                               $  9,434
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.9%
    Citigroup, Inc.                                                            339             $ 14,679
    Fannie Mae                                                                  81                6,393
    Freddie Mac                                                                108                7,058
    Lehman Brothers Holdings, Inc.                                              87                5,133
    Merrill Lynch & Co., Inc.                                                   54                2,265
                                                                                               --------
                                                                                               $ 35,528
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 4.1%
    Anheuser-Busch Cos., Inc.                                                   52             $  2,756
    Coca-Cola Co.                                                               73                4,052
    Conagra, Inc.                                                              230                5,635
    Tyson Foods, Inc. - Delaware                                               443                6,211
                                                                                               --------
                                                                                               $ 18,654
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.5%
    International Paper Co.                                                     55             $  2,279
-------------------------------------------------------------------------------------------------------
  Industrial - 0.5%
    Rockwell International Corp.                                               109             $  2,340
-------------------------------------------------------------------------------------------------------
  Insurance - 3.4%
    American International Group, Inc.                                         136             $  9,400
    MetLife, Inc.                                                              168                5,736
                                                                                               --------
                                                                                               $ 15,136
-------------------------------------------------------------------------------------------------------
  Manufacturing - 1.4%
    3M Co.                                                                      51             $  6,416
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 10.6%
    Boston Scientific Corp.*                                                   222             $  5,532
    Eli Lilly & Co.                                                            115                7,596
    Johnson & Johnson Co.                                                       89                5,683
    Merck & Co., Inc.                                                          190               10,325
    Pfizer, Inc.                                                               354               12,868
    Schering Plough Corp.                                                      206                5,624
                                                                                               --------
                                                                                               $ 47,628
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.2%
    HEALTHSOUTH Corp.*                                                         363             $  5,481
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.7%
    Alcoa, Inc.                                                                 89             $  3,029
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    Tidewater, Inc.                                                             99             $  4,307
-------------------------------------------------------------------------------------------------------
  Oils - 4.2%
    Charter Communications, Inc.*                                              139             $  1,138
    ExxonMobil Corp.                                                           447               17,956
                                                                                               --------
                                                                                               $ 19,094
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    Gannett Co., Inc.                                                           63             $  4,618
-------------------------------------------------------------------------------------------------------
  Railroad - 0.6%
    Burlington Northern Santa Fe Railway Co.                                   102             $  2,804
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.9%
    Tricon Global Restaurants, Inc.*                                            61             $  3,847
-------------------------------------------------------------------------------------------------------
  Retail - 7.4%
    Foot Locker, Inc.                                                          122             $  1,922
    Home Depot, Inc.                                                           135                6,260
    Lowe's Cos., Inc.                                                          143                6,047
    Sears, Roebuck & Co.                                                       118                6,224
    Wal-Mart Stores, Inc.                                                      230               12,848
                                                                                               --------
                                                                                               $ 33,301
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.1%
    SPX Corp.*                                                                  37             $  4,982
-------------------------------------------------------------------------------------------------------
  Supermarket - 1.1%
    Kroger Co.*                                                                 98             $  2,231
    Safeway, Inc.*                                                              61                2,559
                                                                                               --------
                                                                                               $  4,790
-------------------------------------------------------------------------------------------------------
  Telecommunications - 2.6%
    AT&T Corp.                                                                 181             $  2,375
    BellSouth Corp.                                                            215                6,525
    Verizon Communications, Inc.                                                70                2,808
                                                                                               --------
                                                                                               $ 11,708
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.9%
    Comcast Corp., "A"*                                                        147             $  3,932
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.3%
    AT&T Wireless Services, Inc.*                                              249             $  2,228
    QUALCOMM, Inc.*                                                            116                3,499
                                                                                               --------
                                                                                               $  5,727
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.1%
    QLogic Corp.*                                                              109             $  4,982
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    Calpine Corp.*                                                             289             $  3,179
    Keyspan Corp.                                                               69                2,436
    Pinnacle West Capital Corp.                                                123                5,390
                                                                                               --------
                                                                                               $ 11,005
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Williams Cos., Inc.                                                        221             $  4,221
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.3%
    WorldCom, Inc.*                                                            481             $  1,192
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $435,740
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.2%
  Bermuda - 0.8%
    Ace Ltd. (Insurance)                                                        81             $  3,525
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Royal Dutch Petroleum Co., ADR (Oils)                                      119             $  6,219
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $  9,744
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $490,611)                                                       $445,484
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.7%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC+, due 5/01/02 at
      Amortized Cost                                                       $     3             $  3,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $493,611)                                                  $448,484

Other Assets, Less Liabilities - 0.2%                                                               943
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $449,427
-------------------------------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
APRIL 30, 2002
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $493,611)                    $448,484
  Cash                                                                      607
  Interest and dividends receivable                                         350
                                                                       --------
        Total assets                                                   $449,441
                                                                       --------
Liabilities:
  Accrued expenses and other liabilities                               $     14
                                                                       --------
      Total liabilities                                                $     14
                                                                       --------
Net assets                                                             $449,427
                                                                       ========
Net assets consist of:
  Paid-in capital                                                      $500,200
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                        (45,127)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                (5,801)
  Accumulated undistributed net investment income                           155
                                                                       --------
      Total                                                            $449,427
                                                                       ========
    Shares of beneficial interest outstanding                           50,020
                                                                        ======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)              $8.98
                                                                        =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
PERIOD ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                          $  1,892
    Interest                                                                111
                                                                       --------
      Total investment income                                          $  2,003
                                                                       --------
  Expenses -
    Management fee                                                     $  1,205
    Shareholder servicing agent fee                                         159
    Administrative fee                                                       92
    Custodian fee                                                            69
    Printing                                                              7,259
    Legal fees                                                            2,348
    Registration fees                                                     2,021
    Miscellaneous                                                         1,192
                                                                       --------
      Total expenses                                                   $ 14,345
    Fees paid indirectly                                                    (68)
    Reduction of expenses by investment adviser                         (12,429)
                                                                       --------
      Net expenses                                                     $  1,848
                                                                       --------
        Net investment income                                          $    155
                                                                       --------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis)                                $ (5,801)
  Change in unrealized depreciation                                     (45,127)
                                                                       --------
      Net realized and unrealized loss on investments and
        foreign currency                                               $(50,928)
                                                                       --------
          Decrease in net assets from operations                       $(50,773)
                                                                       ========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                 APRIL 30, 2002
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $    155
  Net realized loss on investments and foreign currency
    transactions                                                         (5,801)
  Net unrealized loss on investments and foreign currency
    translation                                                         (45,127)
                                                                       --------
      Decrease in net assets from operations                           $(50,773)
                                                                       --------
Net increase in net assets from fund share transactions                $500,200
                                                                       --------
      Total increase in net assets                                     $449,427
Net assets:
  At beginning of period                                               $   --
                                                                       --------
  At end of period (accumulated undistributed net investment
    income of $155)                                                    $449,427
                                                                       ========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                             APRIL 30, 2002*
                                                                 (UNAUDITED)
----------------------------------------------------------------------------
                                                                     CLASS A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each
 period):
Net asset value - beginning of period                                 $10.00
                                                                      ------

Income from investment operations# -
  Net investment income                                               $ 0.00**
  Net realized and unrealized loss on investments and foreign
    currency                                                           (1.02)
                                                                      ------
Net asset value - end of period                                       $ 8.98
                                                                      ======
Total return(+)                                                        (9.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.15%+
  Net investment income                                                 0.09%+
Portfolio turnover                                                         4%
Net assets at end of period (000 Omitted)                               $449

 (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
       Net investment income                                          $ 0.25
       Ratios (to average net assets):
         Expenses##                                                     8.93%+
         Net investment income                                         (7.63)%+

  * For the period from the commencement of the fund's investment operations, December 28, 2001, through April 30, 2002.
 ** Per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Tax Managed Equity Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's (trust, series) relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At April 30, 2002 there were no securities on loan.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $68 under this arrangement. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 2002, aggregate unreimbursed expenses amounted to $11,791.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the period ended April 30, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $517,003 and $20,590, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $493,611
                                                                     --------
Gross unrealized depreciation                                        $(59,731)
Gross unrealized appreciation                                          14,604
                                                                     --------
    Net unrealized depreciation                                      $(45,127)
                                                                     ========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                                          PERIOD ENDED
                                                         APRIL 30, 2002
                                                       ---------------------
                                                        SHARES        AMOUNT
----------------------------------------------------------------------------
Shares sold                                             50,020      $500,200
Shares issued to shareholders in reinvestment of
  distributions                                         --           --
Shares reacquired                                       --           --
                                                        ------      --------
    Net increase                                        50,020      $500,200
                                                        ======      ========

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The fund had no borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.67% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                  DATE OF      PRINCIPAL
DESCRIPTION                   ACQUISITION         AMOUNT       COST        VALUE
--------------------------------------------------------------------------------
Edison Asset Securitization       4/30/02          3,000     $3,000       $3,000



                 --------------------------------------------
  This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) TAX MANAGED EQUITY FUND


[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                           INC-3-1  06/02  300C